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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 10, 2003





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-25620                  41-1459569
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated July 10, 2003

Item 9.           Regulation FD Disclosure.

                  On July 10, 2003, A.S.V., Inc. ("ASV") issued a press release announcing its preliminary net sales and earnings per share for the second quarter of 2003. ASV announced its final results for the second quarter of 2003 are expected to be released the morning of Thursday, July 24, 2003. In addition, ASV announced it will hold a conference call to discuss its final results for the second quarter of 2003 at 9 a.m. Central time on Thursday, July 24, 2003.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

                  The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.



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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2003



                                                A.S.V., INC.


                                                By: /s/ Gary Lemke
                                                    ----------------------------
                                                    Its: President
                                                         -----------------------





                                  EXHIBIT INDEX

          Exhibit   Description of Exhibit
          -------   ----------------------

             99     Press release dated July 10, 2003